Exhibit 99.2

 1Q ‘14 Earnings  1Q ‘14 Earnings PresentationMay 8, 2014   Exhibit 99.2

 1Q ‘14 Earnings  Note to Investors  Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, conditions in the debt and equity markets (particularly as they affect the terms on which we can issue equity securities or incur borrowings in connection with the pending acquisition of the operating assets and certain liabilities of Philadelphia Gas Works), legislative and regulatory changes, changes in demand for electricity, gas and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, the expected timing and likelihood of completion of the pending acquisition, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the pending acquisition that could reduce anticipated benefits or cause the parties to abandon the transaction, the allocation of personnel and resources to the pending acquisition during this time period, as well as the ability to successfully integrate the businesses, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products and services of our subsidiaries. All such factors are difficult to predict, contain uncertainties that may materially affect our actual results and are beyond our control. You should not place undue reliance on the forward-looking statements, each speaks only as of the date hereof and we undertake no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances. New factors emerge from time to time and it is not possible for us to predict all such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. The foregoing and other factors are discussed and should be reviewed in our Annual Report on Form 10-K for the year ended December 31, 2013, as amended, and other subsequent filings with the Securities and Exchange Commission.   *  Visit our website at www.UIL.com   James TorgersonPresident and Chief Executive OfficerRichard NicholasExecutive Vice President and Chief Financial Officer

 1Q ‘14 Earnings   1Q ‘14 Earnings Summary  1Q ’14 consolidated earnings of $62.4M, or $1.09 per diluted share – net income up 20% compared to the same period in ’13 - excluding after-tax acquisition-related expensesIncluding after-tax acquisition-related expenses of $6.9M, or $0.12 per diluted share, 1Q ’14 consolidated net income was $55.5M, or $0.97 per diluted share – net income up 7% compared to the same period in ‘13Gas distribution net income increased $7.5M compared to 1Q ‘13Primarily due to colder weather, increased normalized usage per customer and increased customer growthAdded 3,524 customers in 1Q ’14 22% of this year’s goal of 16,000 natural gas heat conversionsOn track to meet full year goal   *

Strategic Initiatives

- Growth – through investment in electric and gas infrastructures
- Growth – through addition of new natural gas heating customers
  - Supported by CT state legislation
- Pursuing investment opportunities in Renewable Generation and other projects
  - Construction on Renewables project is expected to begin in '14
- Identifying synergy opportunities across operating companies and then leveraging internal systems that support the total enterprise
- Philadelphia Gas Works Operations acquisition

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Pending Acquisition of Philadelphia Gas Works Operations Announced on 3/3

Description	➢ Acquisition of assets and certain liabilities of Philadelphia Gas Works ("PGW Operations")
Purchase Price	➢ Total consideration of $1.86B; PGW Operations acquired on a cash-free and debt-free basis
Financing Plan	➢ UIL intends to issue long-term debt and equity (or in combination with equity like securities) in amounts consistent with maintaining investment grade credit ratings to permanently fund the transaction at close ➢ UIL has secured a $1.90B fully committed facility to support the transaction
Selected Approvals & Timing	➢ Philadelphia City Council ➢ Pennsylvania Public Utility Commission ➢ No shareowner vote required ➢ Expected closing 1Q '15

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 1Q ‘14 Earnings  Strategic Rationale for Acquisition  Growth Opportunities    Opportunities to drive long-term growth through infrastructure investments        Diversification    Increased operational diversification improves business profile and profitability         LDC Platform    Leverage business expertise, processes and IT / back-office infrastructure        Regulatory    Provides regulatory diversification        Attractive Financial Profile    Increases financial flexibility and scale while maintaining investment-grade credit rating  *

 1Q ‘14 Earnings  Acquisition – Next Steps  Approvals Philadelphia City Council (City Council)Pennsylvania Public Utility Commission (PA PUC)Ordinance has been sent to the City Council, but has not yet been introducedOnce introduced, the Ordinance needs to be approved by a majority vote of the City CouncilJoint application with the City of Philadelphia to the PA PUC Request for issuance of Certificate of Public Convenience to UIL subsidiaryFile application with the PA PUC for approval of financing at the operating company  *

 1Q ‘14 Earnings  Long-Term Organic Growth(1)10-yr Capex Forecast (‘14-’23)  *  (1) Excludes pending PGW acquisition* Includes Renewable Generation - $47M ’14-’18Amounts may not add due to rounding  2014-2023P  2014-2023P

Projected Avg. Rate Base Growth* ('14-'18)

$M



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2011A
2012A
2013A
2014P
2015P
2016P
2017P
2018P
$1,887
$89 4%
$867 46%
$403 22%
$528 28%
$2,102
$50 2%
$923 44%
$464 22%
$665 32%
$2,196
$11 1%
$936 42%
$500 23%
$749 34%
$2,318
$986 43%
$525 23%
$807 34%
$2,547
$24 1%
$1,061 42%
$556 22%
$906 35%
$2,801
$42 1%
$1,139 41%
$609 22%
$1,011 36%
$3,012
$37 1%
$1,225 41%
$648 22%
$1,102 36%
$3,195
$32 1%
$1,316 41%
$663 21%
$1,183 37%
Electric Distribution
Electric Transmission
Gas Distribution**
CTA
Renewables

'14-'18 Rate Base CAGR 8.3%

Gas Distribution: 7.5%

Electric Transmission: 6.0%

Electric Distribution(1): 10.8%

$M	2012A	2013A	2014P	2015P	2016P	2017P	2018P
GenConn Rate Base Projections: - UI's Share:							
Average Rate Base	$ 180	$ 171	$ 163	$ 155	$ 147	$ 139	$ 131
UIL Corporate(2):							
Average Net Investments	$ 18	$ 20	$ 73	$ 89	$ 98	$ 116	$ 118

** Excludes pending PGW acquisition*
*** Gas forecast includes 338 (h)(10) election*
(1) Including Renewable Generation
(2) Represents investments at UIL Corporate
Amounts may not add due to rounding

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 1Q ‘14 Earnings  Gas Heating Customers  Added 3,524 households & businesses in 1Q ’14 22% of this year’s goal of 16,000 conversionsAdded 34,427 households & businesses over the three years ‘11-’13. Target was 30,000-35,000.  *  On target to meet ’14 goal of 16,000 conversions

 1Q ‘14 Earnings  Gas Heating Customer Additions ’10–’13 Actuals & Projections for ‘14–‘23  *

Regulatory Update

Gas Distribution Rate Case – CNG

- Final decision issued by PURA on 1/29/14
- Draft of the private letter ruling (PLR) request on the 338(h)(10) impact on ratemaking was filed with PURA on 3/14/14 - as required by PURA in the final decision
- In early March, the CT OCC filed an appeal of PURA's CNG rate case decision
  - Appeal challenges PURA's decision to require CNG to seek a PLR from the IRS, rather than offsetting rate base
  - Claims that PURA exceeded its authority in approving the cast iron/ bare steel replacement program tracker
  - CNG is reviewing the appeal papers and will respond appropriately

PURA Investigation into Tree Trimming Practices of CT's Utility Companies

- Technical meeting was held on 3/27/14 to further review vegetation management plans, including coordination of future projects with local officials, and how the process may be improved
- PURA commissioners/staff inspected tree trimming practices on 4/3/14

FERC ROE Complaint

- Final decision expected in '14

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State Legislative Update

- General Session ends 5/7
  - Election year for legislators and governor
    - Governor Malloy will run for re-election
    - Republicans will determine nominee this summer

- Proposed legislation of interest to UIL
  - Electric Consumer Bill of Rights (SB 2)
  - Tree Trimming Modifications (HB 5408)
  - Lost and Unaccounted-For Gas (HB 5410)
  - Technical Changes to Comprehensive Energy Strategy (CES)

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1Q ‘14 Earnings  1Q ‘14 Financial Results by Segment  *

 1Q ‘14 Financial Results - Details        Consolidated UIL earnings1Q ’14 consolidated net income up 20% over 1Q ’13 $62.4M, or $1.09 per diluted share, an increase of $10.6M, or $0.08 per diluted share, excluding after-tax acquisition-related expensesIncluding after-tax acquisition-related expenses of $6.9M, or $0.12 per diluted share, 1Q ’14 consolidated net income was up 7% over 1Q ’13 $55.5M, or $0.97 per diluted share, an increase of $3.7M, or a decrease of $0.04 per diluted shareElectric distribution & Other1Q ‘14 earnings of $14.0M, or $0.25 per diluted share, a decrease of $0.4M compared to 1Q ’13GenConn contributed pre-tax earnings of $3.4M in 1Q ‘14, compared to $3.8M in 1Q ’13Average D ROE as of 3/31/14: 8.66% (incl. ’13 regulatory write-offs), 9.89% (excl. ’13 regulatory write-offs)Electric transmission1Q ‘14 earnings of $8.6M, or $0.15 per diluted share, a decrease of $0.1M compared to 1Q ’13Overall allowed weighted-average T ROE as of 3/31/14: 12.2%  *  1Q ‘14 Earnings

 Gas distribution1Q ’14 earnings of $39.0M, or $0.68 per diluted share, an increase of $7.5M compared to 1Q ’13 -- increase primarily due to:Colder weather, increased normalized usage per customer and increased customer growth1Q ‘14 weighted average heating degree days compared to normal and 1Q ‘13Impact of weather, normalized usage per customer and customer growth – 1Q ‘14 compared to the same period in ’13  1Q ‘14 Financial Results - Details        *  1Q ‘14 Earnings

 1Q ‘14 Financial Results - Details  Gas distribution (cont.)Preliminary avg. ROEs* as of 3/31/14: SCG 9.45–9.65%, CNG 9.50–9.70%Preliminary avg. weather normalized ROEs* as of 3/31/14: SCG 8.26–8.46%, CNG 8.90-9.10%Corporate1Q ’14 costs were $6.1M, or $0.11 per diluted share, an increase of $3.3M compared to 1Q ’13 Excluding the after-tax acquisition-related expenses of $6.9M, Corporate had earnings of $0.8M, or $0.01 per diluted share, an improvement of $3.6M compared to 1Q ’13 –- improvement primarily due to:A reduction in this segment’s tax expense to adjust 1Q ’14 consolidated tax expense to the projected, annualized consolidated income tax rateInterim tax benefits recognized at the UIL Corporate level will reverse over the year as each segment reflects its seasonal activity  *  1Q ‘14 Earnings  * Including impact of 338(h)(10)

 1Q ‘14 Earnings  Debt Maturities & Liquidity  Available Liquidity**  Debt Maturities ($M)  * Remarket $27.5M of UI tax exempt bonds   *  *  EquityDebt  Pending PGW AcquisitionOn 3/28/14 – entered into a $1.90B 364-day Bridge Term Loan Agreement   ** Not including Bridge Term Loan Agreement

 1Q ‘14 Earnings  Reaffirming ‘14 Earnings Guidance(excludes impacts of pending PGW acquisition)  *

 1Q ‘14 Earnings  Questions